Exhibit 16

Schedule for Computation of Performance Quotations
                             n
TOTAL RETURN FORMULA:  P(1+T)  = ERV

   P    =  a hypothetical initial investment of $1,000

   T    =  average annual total return

   n    =  number of years

   ERV  =  Ending redeemable value of a hypothetical
           $1,000 investment made at the beginning of each period listed below at the end of each such period (or fractional portion thereof)


INTERNATIONAL VALUE EQUITY PORTFOLIO: (inception date 12/1/95)

For the 1 year period ended December 31, 1996:
            1
 $1,000(1+T)  =  $1,109.00 or an annual compounded rate of 10.90%

For the 1.08 year period ended December 31, 1996:
          1.08
 $1,000(1+T)  =  $1,118.98 or an annual compounded rate of 10.97%


GROWTH EQUITY PORTFOLIO: (inception date 10/1/92)

For the 1 year period ended December 31, 1996:
            1
 $1,000(1+T)  =  $1,170.30 or an annual compounded rate of 17.03%

For the 4.25 year period ended December 31, 1996:
          4.25
 $1,000(1+T)  =  $1,669.71 or an annual compounded rate of 12.82%


VALUE EQUITY PORTFOLIO: (inception date 8/2/90)

For the 1 year period ended December 31, 1996:
            1
 $1,000(1+T)  =  $1,178.80 or an annual compounded rate of 17.88%

For the 5 year period ended December 31, 1996:
            5
 $1,000(1+T)  =  $1,909.42 or an annual compounded rate of 13.81%

For the 6.42 year period ended December 31, 1996:
          6.42
 $1,000(1+T)  =  $2,294.45 or an annual compounded rate of 13.29%


BALANCED PORTFOLIO: (inception date 8/2/90)

For the 1 year period ended December 31, 1996:
            1
 $1,000(1+T)  =  $1,147.80 or an annual compounded rate of 14.78%

For the 5 year period ended December 31, 1996:
            5
 $1,000(1+T)  =  $1,622.26 or an annual compounded rate of 10.16%

For the 6.42 year period ended December 31, 1996:
          6.42
 $1,000(1+T)  =  $1,823.56 or an annual compounded rate of 9.81%


LONG-INTERMEDIATE FIXED INCOME PORTFOLIO: (inception date 8/2/90)

For the 1 year period ended December 31, 1996:
            1
 $1,000(1+T)  =  $1,015.60 or an annual compounded rate of 1.56%

For the 5 year period ended December 31, 1996:
            5
 $1,000(1+T)  =  $1,321.89 or an annual compounded rate of 5.77%

For the 6.42 year period ended December 31, 1996:
          6.42
 $1,000(1+T)  =  $1,587.10 or an annual compounded rate of 7.46%


SHORT-INTERMEDIATE FIXED INCOME PORTFOLIO:(inception date 8/2/90)

For the 1 year period ended December 31, 1996:
            1
 $1,000(1+T)  =  $1,032.10 or an annual compounded rate of 3.21%

For the 5 year period ended December 31, 1996:
            5
 $1,000(1+T)  =  $1,258.15 or an annual compounded rate of 4.70%

For the 6.42 year period ended December 31, 1996:
          6.42
 $1,000(1+T)  =  $1,457.19 or an annual compounded rate of 6.04%


SHORT-TERM INCOME FUND: (inception date 8/2/90)

For the 1 year period ended December 31, 1996:
            1
 $1,000(1+T)  =  $1,038.70 or an annual compounded rate of 3.87%

For the 5 year period ended December 31, 1996:
            5
 $1,000(1+T)  =  $1,181.96 or an annual compounded rate of 3.40%

For the 6.42 year period ended December 31, 1996:
          6.42
 $1,000(1+T)  =  $1,280.00 or an annual compounded rate of 3.92%